SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 23, 2003

BIOCRYST PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation or Organization)

000-23186	62-1413174
(Commission File Number)	(I.R.S. Employer Identification No.)

2190 Parkway Lake Drive; Birmingham, Alabama 35244
(Address and Zip Code of Principal Executive Offices)

(205) 444-4600
(Registrant’s Telephone Number, Including Area Code)

NONE
(Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits

        (c)    Exhibits

The exhibit listed below is being furnished pursuant to Item 12 of Form 8-K (reported herein under Item 9 in accordance with the guidance provided in SEC Release No. 33-8216).

Number	Description
99.1	Press release dated April 23, 2003 entitled “BIOCRYST REPORTS FIRST QUARTER 2003 FINANCIAL RESULTS”.

Item 9. Regulation FD Disclosure:

The following information and exhibit is being furnished under Item 12: Disclosure of Results of Operations and Financial Condition.

12.1	On April 23, 2003, BioCryst Pharmaceuticals, Inc. issued a news release announcing its financial results for the quarter ended March 31, 2003. A copy of the news release is attached as an exhibit hereto and incorporated by reference into Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 23, 2003	BIOCRYST PHARMACEUTICALS, INC. /s/ Michael A. Darwin —————————————— Michael A. Darwin Chief Financial Officer and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description	Sequentially Numbered Page
99.1	Press release dated April 23, 2003 entitled “BIOCRYST REPORTS FIRST QUARTER 2003 FINANCIAL RESULTS”.	3

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